Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Brazil (1.1%)
	Petroleo Brasileiro SA	9,272,825	62,654
Canada (0.5%)
	Cameco Corp.	491,471	25,665
France (10.4%)
	TotalEnergies SE	3,808,372	238,997
	Engie SA (XPAR)	12,778,864	214,193
	TotalEnergies SE ADR	2,386,104	149,275
			602,465
Germany (1.5%)
	RWE AG	2,682,320	86,933
India (1.2%)
	Power Grid Corp. of India Ltd.	18,655,279	70,964
Italy (3.7%)
	Enel SpA	16,735,984	126,927
	Tenaris SA ADR	2,013,083	66,190
	Tenaris SA	1,031,776	16,999
			210,116
Japan (1.0%)
	Kansai Electric Power Co. Inc.	3,664,500	58,768
Norway (1.5%)
	Equinor ASA	2,106,180	50,047
	Equinor ASA ADR	1,498,300	35,180
			85,227
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (2.9%)
	Iberdrola SA (XMAD)	11,371,832	168,923
United Kingdom (12.5%)
	Shell plc (XLON)	9,100,893	303,854
	Shell plc ADR	3,049,196	205,973
	National Grid plc	13,012,810	163,391
	Glencore plc	9,405,385	49,328
			722,546
United States (63.3%)
	Exxon Mobil Corp.	4,700,236	548,894
	Sempra	3,159,513	263,409
	Chevron Corp.	1,642,363	244,416
	Williams Cos. Inc.	4,527,816	237,122
	Southern Co.	2,509,641	228,453
	Duke Energy Corp.	1,918,986	221,201
	American Electric Power Co. Inc.	2,122,410	209,588
	Marathon Petroleum Corp.	1,281,498	186,419
	NextEra Energy Inc.	2,348,544	186,122
	Targa Resources Corp.	1,028,018	171,638
	Edison International	2,014,829	166,022
	Cheniere Energy Inc.	810,351	155,085
	Exelon Corp.	3,052,093	119,947
	Expand Energy Corp.	1,275,034	108,021
	EQT Corp.	2,934,673	107,233
	Atmos Energy Corp.	737,732	102,382
	CenterPoint Energy Inc.	3,266,030	96,446

Vanguard® Energy Fund
		Shares	Market Value ($000)
	Hess Corp.	385,284	51,813
*	Antero Resources Corp.	1,982,966	51,319
	Coterra Energy Inc.	2,097,953	50,183
*	First Solar Inc.	246,581	47,955
	PG&E Corp.	2,329,116	47,095
	Diamondback Energy Inc.	181,064	32,007
*	NEXTracker Inc. Class A	579,403	23,072
			3,655,842
Total Common Stocks (Cost $4,745,893)			5,750,103
Temporary Cash Investments (0.4%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 4.834%	611	61
		Face Amount ($000)
Repurchase Agreement (0.4%)
	NatWest Markets plc, 4.850%, 11/1/24 (Dated 10/31/24, Repurchase Value $22,403,000, collateralized by U.S. Treasury Note/Bond 1.875%–4.250%, 2/15/51–8/15/54, with a value of $22,848,000)	22,400	22,400
Total Temporary Cash Investments (Cost $22,461)			22,461
Total Investments (100.0%) (Cost $4,768,354)			5,772,564
Other Assets and Liabilities—Net (0.0%)			1,865
Net Assets (100%)			5,774,429
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Vanguard® Energy Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,744,161	—	—	3,744,161
Common Stocks—Other	456,618	1,549,324	—	2,005,942
Temporary Cash Investments	61	22,400	—	22,461
Total	4,200,840	1,571,724	—	5,772,564